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                                                                    EXHIBIT 32.2

                               PROXIM CORPORATION

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      As of the date hereof, I, Michael D. Angel, Executive Vice President and Chief Financial Officer of Proxim Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of the Company on Form 10-Q for the fiscal quarter ended October 1, 2004, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of
Section 13(a)or 15(d) of the Securities Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such Report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

                                           /s/ MICHAEL D. ANGEL
                                           --------------------
                                           Michael D. Angel
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)

Date: November 10, 2004